☐ Pruco Life Insurance Company
☐ The Prudential Insurance Company of America
Both are Prudential Financial companies.

POLICY NUMBER (IF KNOWN):
PART 1 – A. FIRST PROPOSED INSURED (1ST PI)

1.	Name:

2.	Previous name (if changed in the last 5 yrs.):

3.	Social Security number: 4. State of birth (Country if not U.S.):
5. Gender: ☐ Female ☐ Male 6. Date of birth:     /    /        7. Date policy to Save Age? ☐ Yes ☐ No

8.	Are you a permanent, legal US resident? ☐ Yes ☐ No
If No, provide country of legal residence, type and number of visa, expiration date and length of US residence:

9.	Driver’s license issuing state: Number: Expiration date:
If None, why not? :

10. Residence address (No PO boxes): Street	Apt City State ZIP
11. e-mail address:

12. Home telephone number:	Business telephone number (ext.): ___________

13. Current employer name:	Business address: Street Suite City State ZIP

14. Occupation:	Duties:

15.	Earned annual income $ Unearned annual income $ Net worth $

A-2. SECOND PROPOSED INSURED (2ND PI)

1.	Name:

2.	Previous name (if changed in the last 5 yrs.):

3.	Social Security number: 4. State of birth (Country if not U.S.):
5. Gender: ☐ Female ☐ Male 6. Date of birth:     /    /        7. Date policy to Save Age? ☐Yes ☐ No

8.	Are you a permanent, legal US resident? ☐ Yes ☐ No
If No, provide country of legal residence, type and number of visa, expiration date and length of US residence:

9.	Driver’s license issuing state: Number: Expiration date:
If None, why not? :

10. Residence address (No PO boxes): Street	Apt City State ZIP
11. e-mail address:

12. Home telephone number:	Business telephone number (ext.): ___________

13. Current employer name:	Business address: Street Suite City State ZIP

ORD 96200SURV-2010                                         Rev 12/2016 1

14. Occupation:	Duties:

15. Earned annual income $	Unearned annual income $ Net worth $

ORD 96200SURV-2010                                         Rev 12/2016 2

B. PLAN OF INSURANCE

1.	Amount of insurance applied for: $ Complete Financial Supplement with face amounts of $5,000,000 or more up to age 70, $2,500,000 or more ages 71-80, $1,000,000 or more ages 81 and up.

2.	Product applied for: ☐ PruLife® SUL Protector ☐ Other:

3.	For Death Benefit type: ☐ Type A (Level) ☐ Type B (Variable) ☐ Type C (Return of Premium)

4.	Requested Optional Benefits: ☐ Estate Protection Rider: Amount $
☐Enhanced Cash Value Rider ☐ Other Riders/Benefits (indicate where applicable):
C. PREMIUM

1. Send notices (check one): ☐ Policyowner ☐ Other recipient:	Send notices (check one): ☐ Policyowner’s residence ☐ Other address:
Street             Apt
City     State     ZIP

2. Premium payment mode: ☐ Annual ☐ Semiannual ☐ Quarterly	☐ Monthly – Electronic Funds Transfer
3. Billed premium: $
D. OWNER (COMPLETE IF OWNER IS OTHER THAN THE PROPOSED INSUREDS)
For multiple owners, details are to be listed in Special Requests, section H.

1.	Name of owner:

2.	Social Security/Tax identification number (SSN/TIN):

3.	Residence address (No PO boxes): Street Apt
City     State     ZIP
4.Owner’s email address:
5a. For trust owner: Complete the Trustee Statement and Agreement (COMB 86044).    Trust date:      / /
Trustee(s)                 Type: ☐ Revocable ☐ Irrevocable ☐ Qualified Retirement Plan Trust ☐ Welfare Benefit Trust
5b. For business owner: Complete the Business Supplement.

Form: ☐ Corporation	☐ Partnership	☐ Sole proprietorship	☐ Other:
☐ S Corporation	☐ LLC	☐ Tax exempt
5c. For personal owner:
Total insurance program: Currently in-force: $         Pending applications: $
Relationship to Proposed Insured:             Date of birth:     /    /     Earned annual income: $     Unearned annual income: $         Net worth: $      __________
E. BENEFICIARY DETAILS
If insurance is for business purposes, also complete the Business Insurance Supplement. If beneficiary is a trust, provide name of trust and trustee(s), date of trust and if trust is revocable or irrevocable. If beneficiary is a business, please list name of business, city and state where located and the form of business.
Name: First    Middle    Last Relationship to Proposed Insured Age Beneficiary Class
Primary Secondary/Contingent
________________________________________________________________________________☐     ☐

________________________________________________________________________________☐     ☐

________________________________________________________________________________☐     ☐

________________________________________________________________________________☐     ☐

ORD 96200SURV-2010                                         Rev 12/2016 3

F. INSURANCE HISTORY
1st PI 2nd PI

1.	Do you have any existing life insurance or annuities? ☐ Yes ☐ No ☐ Yes ☐ No Note: Existing coverage includes any life insurance policies that have been assigned, sold or transferred.

2.	Will this insurance replace* any existing insurance or annuity? ☐ Yes ☐ No ☐ Yes ☐ No
    1st PI
3a. List the following details for all existing coverage. (List only annuities to be replaced*, list all in force life insurance):
Insurance Company     Face Amount Type Product To Be Replaced?* 1035 Exchange?

$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
*Replace or replaced means that the insurance being applied for may replace or cause a change in any existing insurance or annuity with any company, including the lapse or surrender of the existing policy, or the use of funds or values from the existing policy to pay for the new policy.
    2nd PI
3b. List the following details for all existing coverage. (List only annuities to be replaced*, list all in force life insurance):
Insurance Company     Face Amount Type Product To Be Replaced?* 1035 Exchange?

$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
$	☐ Individual ☐ Group	☐ Life ☐ Annuity	☐ Yes	☐ No	☐ Yes	☐ No
*Replace or replaced means that the insurance being applied for may replace or cause a change in any existing insurance or annuity with any company, including the lapse or surrender of the existing policy, or the use of funds or values from the existing policy to pay for the new policy.
1st PI 2nd PI

4.	Are you applying for or reinstating life insurance with any company? ☐Yes ☐ No ☐ Yes ☐ No
If Yes, give name of insured, amount applied for and total amount to be placed, including this application.
____________________________________________________________________________________________________________________________________________________________________________

5.	Have you had life or health insurance declined, postponed or issued with an increased premium? ☐Yes ☐ No ☐ Yes ☐ No
If Yes, give name of insured, company name, type of insurance, date, action taken and reason for action.
____________________________________________________________________________________________________________________________________________________________________________

6.
Is either proposed insured or proposed owner considering the transfer or sale to a life settlement company or other investor of: policy ownership; or, any interest in the policy benefits, either directly as a named beneficiary

or indirectly as a beneficiary or owner of a trust or other entity?    ☐Yes ☐ No    ☐ Yes ☐ No
If Yes, provide details:________________________________________________________________________________ ___________________________________________________________________________________

ORD 96200SURV-2010                                         Rev 12/2016 4

G. GENERAL INFORMATION
1st PI 2nd PI

1.	In the past five years, have you flown as a pilot, student pilot or crew member or do you intend to become a pilot?
☐ Yes ☐ No ☐ Yes ☐ No

2.
In the past five years, have you participated in any activities such as motorized vehicle racing, SCUBA diving, mountain climbing, skydiving, extreme sports such as BASE jumping, bungee jumping or cave exploration, or do you intend to?

☐ Yes ☐ No ☐ Yes ☐ No
If Yes, to Question 1 or 2 above, complete the appropriate Supplement.

2.	Have you ever used tobacco or any other nicotine products such as cigarettes, cigars, pipe, chewing tobacco,snuff, nicotine gum or nicotine patch? If Yes, provide details : ☐ Yes ☐ No ☐ Yes ☐ No
    1st PI
Product Type(s)    Date Last Used    Frequency of Use
__________________________ ______________ _______________________
__________________________ ______________ _______________________
__________________________ ______________ _______________________
    2nd PI
Product Type(s)    Date Last Used    Frequency of Use
__________________________ ______________ _______________________
__________________________ ______________ _______________________
__________________________ ______________ _______________________

4. In the past five years, have you: a. had your driver’s license denied, suspended or revoked?	☐ Yes ☐ No	☐ Yes ☐ No
b. been convicted of or pled guilty to driving under the influence of alcohol and/or drugs?	☐ Yes ☐ No	☐ Yes ☐ No
c. been convicted of or pled guilty to any moving violations?	☐ Yes ☐ No	☐ Yes ☐ No
5. Within the past 10 years, have you been arrested, convicted, or imprisoned for any crime and/or are you currently awaiting trial for any crime?	☐ Yes ☐ No	☐ Yes ☐ No
6. Will you live or travel outside the United States within the next 12 months? Details required include location (city/country), frequency, duration and purpose of each trip.	☐ Yes ☐ No	☐ Yes ☐ No
7. Give complete details of any “Yes” answers for questions 4 – 6, including question number, proposed insured and appropriate details:
Question # PI Details
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

H. SPECIAL REQUESTS
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

ORD 96200SURV-2010                                         Rev 12/2016 5

PART 2
A. PERSONAL PHYSICIAN INFORMATION
    1st PI
Name                              Address: Street                     Suite
City         State     ZIP
Telephone number (    )        Date last seen              Reason last seen:
    2nd PI
Name                              Address: Street                     Suite
City         State     ZIP
Telephone number (    )        Date last seen              Reason last seen:
If more than one personal physician, provide details in section D, number 6.
B. PHYSICAL MEASUREMENTS
    1st PI

1.	Height: feet inches Weight: pounds

2.	Within the last 12 months, have you had a change of weight (gain or loss) of more than 10 pounds? ☐ Yes ☐ No
If Yes, provide details :
    2nd PI

1.	Height: feet inches Weight: pounds

2.	Within the last 12 months, have you had a change of weight (gain or loss) of more than 10 pounds? ☐ Yes ☐ No
If Yes, provide details :
C. FAMILY HISTORY
    1st PI

1.	Have any immediate family members (mother, father, brother, sister) been diagnosed with or died from
coronary artery disease, cerebrovascular disease, diabetes or cancer before age 70?    ☐ Yes ☐ No
If Yes, provide details including which member and medical condition, age at diagnosis and age at death (if applicable) :
________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

2.	Father: Current age or Age at death: Mother: Current age or Age at death:
    2nd PI

1.	Have any immediate family members (mother, father, brother, sister) been diagnosed with or died from
coronary artery disease, cerebrovascular disease, diabetes or cancer before age 70?    ☐ Yes ☐No
If Yes, provide details including which member and medical condition, age at diagnosis and age at death (if applicable) :
________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

2.	Father: Current age or Age at death: Mother: Current age or Age at death:

ORD 96200SURV-2010                                         Rev 12/2016 6

D. MEDICAL INFORMATION
1st PI 2nd PI

1.	Has a member of the medical profession ever treated you for or diagnosed you with:

a.
high blood pressure, chest pain, a heart attack, coronary artery disease, a heart valve disorder, a heart murmur, an irregular heart beat, cerebrovascular disease, a stroke, circulatory disease, an aneurysm or any disease of the heart or blood vessels?

☐ Yes ☐ No ☐ Yes ☐ No

b.	anemia or other abnormality of the blood (other than HIV)? ☐ Yes ☐ No ☐ Yes ☐ No

c.	a polyp, cyst, tumor, cancer, leukemia, melanoma, lymphoma or Hodgkin’s disease? ☐ Yes ☐ No ☐ Yes ☐ No

d.	diabetes, high blood sugar, glucose intolerance or other endocrine disorder? ☐ Yes ☐ No ☐ Yes ☐ No

e.	anxiety, depression, or any other mental or psychiatric illness? ☐ Yes ☐ No ☐ Yes ☐ No

f.
an infection caused by the Human Immunodeficiency Virus (HIV) (Not applicable in CA. In WI: AIDS virus, HIV antibody testing is limited to FDA-licensed enzyme immunoassay and confirmatory HIV antibody tests. Any test performed at an anonymous counseling and testing site or home testing is confidential and need not be revealed on this application.), Acquired Immune Deficiency Syndrome (AIDS), AIDS-Related Complex (ARC), or any other sexually transmitted disease?

☐ Yes ☐ No ☐ Yes ☐ No

g.	asthma, emphysema, cystic fibrosis, sleep apnea, sarcoidosis, tuberculosis or
any other disorder of the lungs or respiratory system?                 ☐ Yes ☐ No ☐ Yes ☐ No

h.	a seizure, epilepsy, multiple sclerosis, Parkinson’s disease, muscular dystrophy, cerebral palsy, paralysis, Alzheimer’s disease or any other disorder of the
brain or nervous system?                             ☐ Yes ☐ No ☐ Yes ☐ No

i.	an ulcer, hepatitis, cirrhosis, pancreatitis, ulcerative colitis, Crohn’s disease or
any other disorder of the esophagus, liver, stomach or intestines?          ☐ Yes ☐ No ☐ Yes ☐ No

j.	nephritis, polycystic kidney disease or any other disorder of the bladder, kidney,
urinary tract or prostate?                              ☐ Yes ☐ No ☐ Yes ☐ No

k.	arthritis, gout, back trouble, or any disease or disorder of the joints, muscles or bones? ☐ Yes ☐ No ☐ Yes ☐ No

l.	lupus, rheumatoid arthritis, chronic fatigue syndrome, fibromyalgia, or any other disease
or disorder of the autoimmune system?                  ☐ Yes ☐ No ☐ Yes ☐ No

2.	Have you ever used:

a.	cocaine, crack, marijuana, heroin, Ecstasy, PCP, LSD, methamphetamine, any other
hallucinogenic drug or controlled substance?                     ☐ Yes ☐ No ☐ Yes ☐ No

b.	amphetamines, barbiturates, sedatives, opiates or methadone, or controlled substance
except as prescribed by a physician?                         ☐ Yes ☐ No ☐ Yes ☐ No

3.	Have you had or been advised to have treatment or counseling for alcohol or drug use or
been asked to reduce or eliminate their usage?                      ☐ Yes ☐ No ☐ Yes ☐ No

4.	Other than what has already been disclosed, within the past 5 years, have you:

a.	requested or received disability or compensation benefits? ☐ Yes ☐ No ☐ Yes ☐ No

b.	been a patient in a hospital or other medical facility, other than for normal childbirth?

c.	had any other disease, disorder or condition? ☐ Yes ☐ No ☐ Yes ☐ No

d.	been advised to have surgery, medical tests or diagnostic procedures
(other than for HIV)?                                   ☐ Yes ☐ No ☐ Yes ☐ No

5.	Are you currently receiving medical treatment or taking any other medication or herbal
supplement that has not already been disclosed?                      ☐ Yes ☐ No ☐ Yes ☐ No

(CONTINUED)

ORD 96200SURV-2010                                         Rev 12/2016 7

D. MEDICAL INFORMATION (CONTINUED)

6.
Give complete details of any “Yes” answers for questions 1-5, including: Question number, diagnosis, date of onset and recovery, medication/treatment prescribed and the name, address and telephone number of all attending physicians and hospitals.

PI Question # Diagnosis	Date of Onset	Date of Recovery	Medication/ Treatment Prescribed	Physician/Hospital Name, Address & Phone Number
________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

ORD 96200SURV-2010                                         Rev 12/2016 8

AGREEMENTS
By signing this form, I have carefully reviewed the application including all supplements attached to the policy, and I agree to the following:

•	To the best of my knowledge and belief, the statements in this application are complete, true and correctly recorded.

•	Except for failure to pay premium, the validity of this policy will not be contested after it has been in force during the insured’s lifetime for two years from the date it takes effect.

•
My original signature has been affixed to this application, the original will be retained by the Company named at the beginning of this application (“Company”). The copies attached to the policy issued to me are identical in form and substance.

•	Any policy issued on this application shall not take effect until after all of the following conditions are met:

•
A payment equal to the full first required premium is received by the Company within the lifetime of the proposed insured. A payment will only be considered to be received if one of the following valid items is received by the Company: (i) a check in the amount of the full first required premium; (ii) a completed and signed payment form for the first full premium; or (iii) any other form of payment acceptable to the Company.

•
The form of payment submitted is honored. If payment is made by credit/debit card, wire transfer or automatic bank draft, no premium is considered to be honored until the Company actually receives the funds unless otherwise provided by applicable law.

•	A signed copy of this Application is received by the Company.

•	The Owner has personally received the policy during the lifetime of and while the health of the Proposed Insured is as stated in this application.

•
Only an officer of the Company with the rank or title of Vice President may make or alter any contract or agree not to enforce any of the rights of the Company, and then only in writing. No producer or medical examiner is authorized to accept risks, pass on insurability, make or alter contracts, or waive any of the other rights or requirements of the Company. Notice to or knowledge imputed to any producer or medical examiner will not be notice of or knowledge to the Company unless it is set out in writing in this application.
FRAUD WARNING
(Not applicable in AZ.) Any person who knowingly:

•
HI, LA, NM, TN, VA and WA: and intentionally gives false or deceptive information when completing an application for insurance or filing a claim, for the purpose of defrauding an insurance company may be subject to fines, denial of insurance benefits, or confinement in prison.

•
AL: presents a false or fraudulent claim for payment of a loss or benefit or who knowingly presents false information in an application for insurance is guilty of a crime and may be subject to restitution fines or confinement in prison, or any combination thereof.

•
CO: and intentionally gives false or deceptive information when completing an application for insurance or filing a claim, for the purpose of defrauding an insurance company may have committed fraud, or may have violated state law. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

•
AR, DC and RI: presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

•
OH: and with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

•
PA: and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

•
All other states: and intentionally gives false or deceptive information when completing an application for insurance or filing a claim, for the purpose of defrauding an insurance company may have committed fraud, or may have violated state law.

SIGNATURES
Owner’s Tax Certification (check boxes ONLY if applicable):
Under penalties of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that I am a U.S. person (including resident alien), and I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.
☐ I have been notified by the Internal Revenue Service that I am subject to backup withholding due to the underreporting of interest or dividends
☐ I am not a U.S. person (including resident alien). You must submit the applicable Form W-8 (BEN, BEN-E, ECI, EXP or IMY). In most cases, Form W-8BEN will be the appropriate form.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signed at (STATE)     on (DATE)      à Signature of 1st proposed insured X          à Signature of 2nd proposed insured X
If policyowner is different from the proposed insured:
à For a personal policyowner(s): Signature of policyowner(s) X
For an entity policyowner(s) (i.e., trust, business):
à Signature of officer/trustee(s)    X
Title of officer/trustee(s)
à Signature of producer    X

ORD 96200SURV-2010                                         Rev 12/2016 9